SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 20, 2004

Date of Report (Date of
earliest event reported)

NeoRx Corporation

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 Elliot Avenue West, Suite 500, Seattle, WA		98119
(Address of principal executive offices)		(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

	99.1	Press Release of NeoRx Corporation, dated February 20, 2004.

Item 12.

Results of Operations and Financial Condition

On February 20, 2004, NeoRx Corporation issued a press release announcing its earnings for the fourth quarter and full-year ended December 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoRx Corporation

Dated: February 23, 2004	By	/s/ Melinda G. Kile
Melinda G. Kile
Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 20, 2004